UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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The Goldman Sachs Group, Inc.

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THE GOLDMAN SACHS GROUP, INC. 200 WEST STREET NEW YORK, NEW YORK 10282 D66114-Z81147-Z81148-P62747

Your **Vote** Counts!

THE GOLDMAN SACHS GROUP, INC.

2022 Annual Meeting

Vote by April 27, 2022 11:59 PM ET. For shares held in a Plan, vote by April 25, 2022 5:00 PM ET.

You invested in THE GOLDMAN SACHS GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2022.

Get informed before you vote

View the Notice and Proxy Statement and the 2021 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting materials prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote in Person at the Meeting* April 28, 2022 8:30 a.m. New York Time
Goldman Sachs offices located at: 200 West Street New York, NY 10282

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

1a.	Michele Burns	For

1b.	Drew Faust	For

1c.	Mark Flaherty	For

1d.	Kimberley Harris	For

1e.	Ellen Kullman	For

1f.	Lakshmi Mittal	For

1g.	Adebayo Ogunlesi	For

1h.	Peter Oppenheimer	For

1i.	David Solomon	For

1j.	Jan Tighe	For

1k.	Jessica Uhl	For

1l.	David Viniar	For

1m.	Mark Winkelman	For

2.	Advisory Vote to Approve Executive Compensation (Say on Pay)	For

3.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2022	For

4.	Shareholder Proposal Regarding Charitable Giving Reporting	Against

5.	Shareholder Proposal Regarding a Policy for an Independent Chair	Against

6.	Shareholder Proposal Regarding a Policy to Ensure Lending and Underwriting do not Contribute to New Fossil Fuel Development	Against

7.	Shareholder Proposal Regarding Special Shareholder Meeting Thresholds	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D66115-Z81147-Z81148-P62747